UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

CNL Income Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Ave.
Orlando, Florida	32801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 25, 2008, we borrowed an aggregate amount of $140.0 million from The Prudential Insurance Company of America through loans on the 22 golf properties we acquired from American Golf Corporation on November 30, 2007. Each loan is collateralized by a mortgage or deed of trust on one of the following golf properties for the amount indicated (in millions):

Ancala Country Club	$7.6
Arrowhead Country Club	$9.4
Arrowhead Golf Club	$10.4
Continental Golf Course	$4.0
Deer Creek Golf Club	$4.9
Desert Lakes Golf Course	$1.3
Eagle Brook Country Club	$9.2
Foothills Golf Club	$5.7
Hunt Valley Golf Club	$14.0
Kokopelli Golf Club	$5.8
Legend at Arrowhead Golf Resort	$6.3
London Bridge Golf Course	$7.0
Majestic Oaks Golf Club	$7.2
Meadowbrook Golf & Country Club	$6.8
Mission Hills Country Club	$1.8
Painted Desert Golf Club	$5.4
Ruffled Feathers Golf Club	$8.3
Stonecreek Golf Club	$8.8
Superstition Springs Golf Club	$6.4
Tallgrass Country Club	$2.8
Tamarack Golf Club	$4.5
Tatum Ranch Golf Club	$2.4

Each loan bears interest annually at a fixed rate of 6.09% for a term of five years, with monthly payments of principal and interest based on a 25-year amortization period. All of these loans are cross-defaulted and cross-collateralized. Prepayment is permitted upon payment of a fee. We intend to use the proceeds of these loans to fund additional acquisitions. A complete copy of the Collateral Loan Agreement governing the 22 loans and the Deed of Trust and Security Agreement for Ancala Country Club are attached to this report as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Collateral Loan Agreement dated as of January 25, 2008 between CNL Income Eagl Southwest Golf, LLC, et al., Borrower, and The Prudential Insurance Company of America, Lender.

10.2	Deed of Trust and Security Agreement dated January 25, 2008 by CNL Income Eagl Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender.

10.3	Schedule of Omitted Documents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2008	CNL INCOME PROPERTIES, INC.

/s/ Tammie A. Quinlan
Name: Tammie A. Quinlan
Title: Chief Financial Officer

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